Quantum Fuel Systems Technologies Worldwide, Inc. March 2010 “Driving Tomorrow’s Technology Today” Exhibit 99.1

Forward Looking Statements
This presentation contains certain “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward looking statements are based on management’s reasonable expectations and assumptions as of the date of this presentation. These statements include words such as “may,” “could,”
“will,” “should,” “assume,” “expect,” “anticipate,” “plan,” “intend,” “believe,” “predict,”
“estimate,” “forecast,” “outlook,” “potential,” or “continue,” or the negative of these terms,
and other comparable terminology.   Various risks and other factors could cause actual
results to differ materially from those contemplated by the forward looking statements including, without limitation, our ability to raise sufficient capital to fund operations and execute our business plan, the success of and number of vehicles sold by Fisker
Automotive, delays in development and production at Fisker Automotive, our ability to secure future development programs and supply contracts with Fisker Automotive and other Original Equipment Manufacturers, whether we are able to complete our acquisition of Schneider Power, Inc., Schneider Power’s ability to receive contracts under Ontario’s feed-in tariff program and develop commercially viable and profitable wind and solar farms, whether we are able to secure financing for Quantum Solar, changes in the demand for alternative fuel vehicles, solar products and other renewable energies, changes in environmental policies, commercial viability and acceptance of our products, creation of an infrastructure to support alternative fuel vehicles, the impact of competitive products and pricing, interruptions in the supply of materials and parts, the growth and success of our affiliates, loss of or inability to obtain adequate protection for our intellectual property, our ability to attract, hire and retain qualified personnel, and results of litigation or regulatory activities.  The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation to reflect any change in management’s assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any forward-looking statements are based.

Quantum Overview
QUANTUM
Renewable
Energy
Quantum Aerospace
Ultra Lightweight Tanks
(H2
& O2)
Security & Aerospace
Quantum DS
Defense,  Security,
Reconnaissance and
Humanitarian Vehicles
ASOLA
Germany
Solar Module Manufacturing
Quantum Solar  Energy
USA
Solar Module Manufacturing
Schneider Power
Renewable Power
Generation
Hybrid
Automotive
Fisker
Automotive
(Q-Drive)
Quantum OEM
Military Hybrid
Q-Force
Quantum
Development
Other Customers/
OEMS

Green Vehicle Technologies

- Advanced Powertrain (Hybrids, H2, CNG)
- Energy Storage (Li-Ion battery, H2, CNG)

Clean Energy

- Automotive Solar Systems
- Residential & Commercial Solar Systems

QUANTUM TECHNOLOGIES

Quantum Overview
Fisker Premium
Hybrid Vehicles
Quantum Military
Hybrids
Quantum H2 and
CNG Vehicles
Lithium –Ion
Batteries
Powertrain
Systems
H2 and CNG
Storage Systems
Asola-Quantum
Automotive Solar
Asola Solar PV
Modules
Future Quantum
Solar Energy

asola
Advanced and Automotive Solar Systems

NAC

U.S. ARMY

TARDEC

DAIMLER
Mercedes-Benz

BOEING

OPEL

LOCKHEED MARTIN
We never forget who we're working for

HYDRO

CHRYSLER

YAMAHA

NASA

FISKER

SUZUKI

BALLARD
power to change the world

AeroVironment

advanced lithium power

THOR

BOSCH

HYUNDAI

Sumitomo Corporation

SunLine

SOUTH COAST AQMD

HYDROGENICS

EDAG

Leading.
THE LINDE GROUP

GM

TOYOTA

Ford

HINO

QUANTUM

Our Customers & Partners

Strategic Relationships
Fisker Automotive
•Well known brand, stellar team and diligent execution
•$527.8 Million DOE loan
•Contract to supply powertrain and solar roof in
production quantities
Schneider Power
•Experienced developer of wind and solar energy
projects
•Significant growth potential in Ontario, Canada and
other high growth markets
•1 GW pipeline of new projects
Asola
•German designer and manufacturer of high quality
solar photovoltaic modules
•$100 million + in revenues
•20+ years of experience and global relationships

Experienced Management Team
Dale L. Rasmussen, Chairman of the Board
•Member of the Board of Directors since 2000; Chairman since 2002
•Founding member of Fisker Automotive
•Over 25 years of experience in the alternative fuels industry
•Instrumental in raising over half a billion in equity financing since 1996
Alan P. Niedzwiecki, President & CEO
•President and CEO since Aug 2002
•“Entrepreneur of the Year” – Orange County Business Journal (March 2009)
•Over 25 years of experience in the alternative fuels industry
W. Brian Olson, Chief Financial Officer
•CFO and Treasurer since August 2002
•Over 15 years of experience in the alternative fuels industry
•Prior experience – CFO of $200 Million alternative energy company
•Certified Management Accountant
Dr. Neel Sirosh, Chief Technology Officer
•CTO since 2005; Director of Advanced Technology since 1997
•20 years of experience in the alternative fuels industry
•6 patents and 2 book chapters on clean energy; 35 papers/conference presentations
David Mazaika, Chief Operating Officer
•Over 14 years of experience in hybrid vehicle development
•Co-founder of the ISE Corporation and recipient of CALSTART’s “Blue Sky Award” (1997)
•COO since December 2008

PR Newswire
United Business Media
Drive the Future With Fisker Automotive, A New Green American Premium Car Company
www.prnewswire.com
FISKER
REUTERS
REUTERS
at&t
7 Av

Fisker Automotive
• A new Green American premium
car company
• Founded by Quantum and
Fisker Coachbuild
• Funded by:
- Kleiner Perkins Caufield &
Byers
- Palo Alto Investors
- Qatar Investment Authority
• Business Week Magazine’s pick
as Top Start-up of 2008
New York, Times Square, September 5, 2007

REINVENT YOUR JOB
HAGGLE ECONOMY
BUYERS STRIKE BACK
8 TESTS THAT COULD SAVE YOUR LIFE
Forbes
JUNE 8, 2009 | WWW.FORBES.COM
THE NEXT DETROIT
THE RACE TO BUILD A GREAT AMERICAN CAR COMPANY
FISKER AUTOMOTIVE'S
HENRIK FISKER
ALSO▶
IS YOUR BROKER ANOTHER MADOFF?

QUANTUM

June 2009

Fisker Automotive
•
Production Starts 2011
– Karma models are planned to incorporate Quantum’s Plug-in Hybrid Electric
Vehicle (PHEV) powertrain –
Q-Drive®
•
First model: PHEV Premium 4-door Sports Sedan - KARMA
– Unveiled at the North American International Auto Show in Detroit, Jan 2008
– MSRP $87,900
– $7,500 Federal Tax Credit for PHEVs

Fisker Karma Plug-In Hybrid with Quantum Q-Drive Electrification of the Automobile

Electrification of the Automobile

Electrification of the Automobile Fisker Automotive has acquired a 3.2 million sq ft former GM facility in Delaware

Electrification of the Automobile

FISKER
FISKER AUTOMOTIVE
Plug-in Hybrid Electric Vehicle

QUANTUM

Detroit Auto Show

Military Opportunities / Q-Force

www.usps.com
UNITED STATES
POSTAL SERVICE

QUANTUM

USPS Vehicle USPS LLV (Long Life Vehicle) • 12-15 mile daily driving route • 500-700 stops per day

asola Advanced and Automotive Solar Systems	QUANTUM
	asola Advanced and Automotive Solar Systems	QUANTUM

QUANTUM TECHNOLOGIES

About Asola (continued)
• Asola GmbH is a privately-held German leader in development of crystalline silicon solar modules.
• Manufacture high output (watt/panel) and high quality solar modules.
• 2010 Revenue Projection - $100 million
• Expertise in solar cell modularization for commercial, residential, automotive and grid applications.
Asola
Germany 75% 25%
USA 15%
85%

Existing Shareholders

- ConSolTec GmbH
- Quantum Fuel Systems Technologies Inc.

New Investors

asola Advanced and Automotive Solar Systems GmbH

Technical Support, Global Purchasing, R&D

100%	51%	50%	51%	51%	51%
Germany*	**Italy**	**S. Korea**	**Morocco**	**France**	**Other countries**
45 MW	*30 MW*	*30 MW*	*30 MW*	*30 MW*	*30 MW each*

asola
Ostansicht 16.09.08

About Asola (continued) Asola

GLASS
GRAPHIC PATTERN
SCREEN 1
BLACK OUT
SCREEN 2
SOLAR ARRAY
with Backing

KARMA

• Quantum and Asola will supply
world's largest continuous-
formed glass solar roof panel
on a car, for Fisker KARMA.
• Integral part of the vehicle
onboard energy
management strategy
• Optimized to maximize
solar ray absorption under
various lighting conditions
Automotive Solar Modules
Asola

PROPOSED:
•
45 MW Solar Module Manufacturing Plant –
Irvine, CA
•
Expansion of our German 45 MW Facility
•
20+ years of Experience
•
Revenue Potential $100 Million per Year
•
Timing:
•
Start of production 2nd Quarter 2010
•
Markets:
•
Commercial, Residential, Utility
•
Automotive Solar Roof Systems
•
Local manufacturing and jobs – key
considerations for American Recovery and
Reinvestment Act funding
Quantum Solar Energy

Schneider Power

Operating and Development Assets
Ontario
Type Size Operational
Arthur Wind 10 MW 2010
Spring Bay Wind 10 MW 2010
Grand Valley Wind 60 MW 2011
Trout Creek Wind 10 MW 2011
Innisfil Wind 10 MW 2011
Crystal Falls/
Dymond
Solar 20 MW 2012
New Liskeard Solar 10 MW 2012
Manitoba Type Size Operational
Hilltop Heights Wind 120 MW 2013
Rapid City Wind 240 MW 2014
Fairmont Wind 345 MW 2015
Nova Scotia Type Size Operational
Goodwins
Island
Wind 20 MW 2012
Bahamas
Type Size Operational
New Providence/
Abaco
Wind 24 MW 2012
Jasper Wind 150 MW 2014

Schneider Power
630 MW “Shovel Ready” Renewable Energy Projects
1. Development, Construction &
Management of Renewable Energy
Facilities
2. 630 MW ‘Shovel Ready’
Renewable Energy Projects
3. 1 GW Pipeline of New Projects
4. Diversified Portfolio Mix
5. Significant Portfolio of Renewable
Development Projects in Multiple
Jurisdictions

Financial Overview

•
Expanding business model with clearly defined
revenue streams
-
Fisker Karma (Q-Drive)
-
Solar module manufacturing
-
Development fees on renewable energy projects
•
Projecting profitability in CY 2011
-
Profitable revenue streams
-
Earnings in renewable energy partnerships and affiliates
•
Improving financial position
-
Equitized $20 million of debt in last nine months
-
Maturity dates pushed out into 2011
-
$10 million commitment letter available to the Company
Financial Overview

Q-Drive Hybrid Business Model
CY CY CY CY CY
2010 2011 2012 2013 2014
PHEV UNITS
Q-Drive (Fisker) 250                       15,000                  15,000                  15,000                  15,000
Q-Drive (Light) -                        -                        4,000                    10,000                  20,000
Forecasted 250                       15,000                  19,000                  25,000                  35,000
ASP 10,000 $               10,000 $               11,000 $               13,000 $               15,000 $
REVENUES
Product 2,500,000 $         150,000,000 $     209,000,000 $     325,000,000 $     525,000,000 $
Development 10,000,000 $       10,000,000 $       10,000,000 $       10,000,000 $       10,000,000 $
CONTRIBUTION
1,600,000 $         20,000,000 $       27,400,000 $       41,900,000 $       66,900,000 $

Renewable Energy Business Model
CY CY CY CY CY
2010 2011 2012 2013 2014
DEVELOPMENT PROJECTS
MW Developed 20.0                      80.0                      100.0                    150.0                    280.0
Development Fee Revenue 5,400,000 $         10,700,000 $       14,600,000 $       17,000,000 $       19,000,000 $
Operating Income 2,300,000 $         5,600,000 $         8,800,000 $         9,400,000 $         9,400,000 $
Earnings in Equity Positions - $                     1,000,000 $         5,800,000 $         8,500,000 $         14,200,000 $
IRRs Expected 21% 23% 25% 27% 25%
CY CY CY CY CY
2010 2011 2012 2013 2014
RENEWABLE ENERGY REVENUES
Solar Module Manufacturing 22,500,000 $       90,000,000 $       94,500,000 $       105,000,000 $     126,000,000 $
Project Development Fees 5,400,000            10,700,000          14,600,000          17,000,000          19,000,000
27,900,000 $       100,700,000 $     109,100,000 $     122,000,000 $     145,000,000 $
CONTRIBUTION
Solar Modules 2,250,000 $         9,000,000 $         9,450,000 $         10,500,000 $       12,600,000 $
Wind/Solar Farms 2,300,000            6,600,000            14,600,000          17,900,000          23,600,000
Asola, Earnings in Affiliate 1,600,000            3,300,000            6,600,000            9,900,000            13,200,000
6,150,000 $         18,900,000 $       30,650,000 $       38,300,000 $       49,400,000 $

Value Proposition
•
Positioned well within the alternative
and clean energy industry
–
Well-established Tier 1 supplier to
global OEMs
–
2 decades of alternative energy
experience
•
Proprietary position in 21   century
“green” technologies
•
Strategic value in affiliates and
strategic partnerships
– Fisker Automotive
– Asola
– Schneider Power
– Advanced Lithium Power
– OEMs
•
Substantial improvement targeted in
operating performance
• NASDAQ Global Market: QTWW
• Market Cap: $100 Million
• Average trading volume 2.0 Million
st

… Driving Tomorrow’s Technology Today NASDAQ: QTWW www.qtww.com